THE PBHG FUNDS, INC.

                    SUPPLEMENT DATED DECEMBER 9, 1997 TO THE
          STATEMENT OF ADDITIONAL INFORMATION FOR THE PBHG FUNDS, INC.
                  DATED MAY 20, 1997, AS REVISED JULY 21, 1997

This Supplement updates certain information contained in the above-dated Statement of Additional Information ("SAI"). You should retain both this Supplement and the SAI for future reference. You may obtain an additional copy of the SAI, free of charge, by calling 1-800-433-0051.

On page S-7, the first paragraph under "Options" is changed to read in its entirety as follows:

"The types of options transactions that each Portfolio may utilize are discussed below."